amalgamatedbank.com Member FDIC Amalgamated Financial Corp. First Quarter 2022 Earnings Presentation April 28, 2022

2 Safe Harbor Statements INTRODUCTION On March 1, 2021 (the “Effective Date”), Amalgamated Financial Corp. (the “Company”) completed its holding company reorganization and acquired all of the outstanding stock of Amalgamated Bank (the “Bank”). In this presentation, unless the context indicates otherwise, references to “we,” “us,” and “our” refer to the Company and the Bank. However, if the discussion relates to a period before the Effective Date, the terms refer only to the Bank. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended. any statement that does not describe historical or current facts is a forward-looking statement. These statements generally can be identified by forward-looking terminology, such as “plan,” “seek to,” “outlook,” “guidance,” “may,” “will,” “anticipate,” “should,” “would,” “believe,” “contemplate,” “forecast,” “expect,” “estimate,” “continue,” “initiatives,” and “intend,” as well as other similar words and expressions of the future. These forward-looking statements include, but are not limited to, our 2022 Guidance and, statements related to future loss/income (including projected non-interest income) of solar tax equity investments. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, many of which are beyond our control and any or all of which could cause actual results to differ materially from the results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: • negative economic and political conditions that adversely affect the general economy, housing prices, the real estate market, the job market, consumer confidence, the financial condition of our borrowers and consumer spending habits, which may affect, among other things, the level of non-performing assets, charge-offs and provision expense; • the rate of growth (or lack thereof) in the economy and employment levels, as well as general business and economic conditions, coupled with the risk that adverse conditions may be greater than anticipated in the markets that we serve; • the COVID-19 pandemic and its continuing effects on the economic and business environments in which we operate; • continuation of the historically low short-term interest rate environment; • fluctuations or unanticipated changes in interest rates on loans or deposits or that affect the yield curve; • our inability to maintain the historical growth rate of our loan portfolio; • changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments either as they currently exist or as they may be affected by conditions associated with the COVID-19 pandemic; • the impact of competition with other financial institutions, many of which are larger and have greater resources, and fintechs, as well as changes in the competitive environment; • our ability to meet heightened regulatory and supervisory requirements; • our ability to grow and retain low-cost core deposits and retain large, uninsured deposits; • any matter that would cause us to conclude that there was impairment of any asset, including intangible assets; • inability to comply with regulatory capital requirements, including those resulting from changes to capital calculation methodologies, required capital maintenance levels or regulatory requests or directives; • risks associated with litigation, including the applicability of insurance coverage; • the risk of not achieving anticipated cost savings related to reduction in the number of branch locations and other expense areas; • a failure in or breach of our operational or security systems or infrastructure, or those of third party vendors or other service providers, including as a result of unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches, the risk of any of which could be exacerbated by employees and others working remotely as a result of the effects of the COVID-19 pandemic; • volatile credit and financial markets both domestic and foreign; • the risk that the preliminary financial information reported herein and our current preliminary analysis could be different when our review is finalized; • unexpected challenges related to our executive officer retention; • potential adverse reactions or changes to business or employee relationships, including those resulting from the termination of the merger agreement with ABOC; and • the outcome of any legal proceedings that may be instituted against us in connection with the termination of the merger agreement with ABOC. Additional factors which could affect the forward-looking statements can be found in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC and available on the SEC’s website at www.sec.gov/. Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. We disclaim any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, or to update the reasons why actual results could differ from those contained in or implied by such statements, whether as a result of new information, future events or otherwise, except as required by law.

3 Safe Harbor Statements cont. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures including, without limitation, “Core Operating Revenue,” “Core Non-interest Expense,” “Tangible Common Equity,” “Average Tangible Common Equity,” “Core Efficiency Ratio,” “Core Net Income,” “Core ROAA,” and “Core ROATCE.” We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP. Specifically, we believe these non-GAAP financial measures (a) allow management and investors to better assess our performance by removing volatility that is associated with discrete items that are unrelated to our core business, and (b) enable a more complete understanding of factors and trends affecting our business. Non-GAAP financial measures, however, have inherent limitations, are not required to be uniformly applied, and are not audited. Accordingly, these non-GAAP financial measures should not be considered as substitutes for GAAP financial measures, and we strongly encourage investors to review the GAAP financial measures included in this presentation and not to place undue reliance on any single financial measure. In addition, because non-GAAP financial measures are not standardized, it may not be possible to compare the non-GAAP financial measures presented in this presentation with other companies’ non-GAAP financial measures having the same or similar names. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. Reconciliations of non-GAAP financial disclosures to what we believe to be the most directly comparable GAAP measures found in this presentation are set forth in the final pages of this presentation and also may be viewed on the bank’s website, amalgamatedbank.com. You should assume that all numbers presented are unaudited unless otherwise noted.

1Q22 Highlights 4 (1) See non-GAAP reconciliations on pages 22-23 (2) Pre-tax, pre-provision income is defined as pre-tax income adjusted by provision (recovery) for loan losses INCOME STATEMENT • GAAP net income of $0.45 per diluted share • Core net income excluding the tax credit or accelerated depreciation impact of solar tax equity investments was $0.45 per diluted share(1) • Core pre-tax, pre-provision income(2) excluding the tax credit or accelerated depreciation impact of solar tax equity investments(1) of $21.6 million compared to $20.2 million in 4Q21 • Core efficiency ratio excluding the tax credit or accelerated depreciation impact of solar tax equity investments(1) was 61.14% and 62.81% in 1Q22 and 4Q21, respectively BALANCE SHEET • Deposits increased $617.2 million compared to 4Q21 primarily due to expected growth in political deposits and also new relationships in core markets • Property Assessed Clean Energy (PACE) assessments grew $96.2 million to $723.6 million in 1Q22 primarily from Residential PACE assessments • Loans, including net deferred costs increased $158.0 million, or 4.8%, to $3.4 billion, on a linked quarter basis. CAPITAL • Capital ratios remained strong with CET1 of 12.36% and Tier 1 Leverage of 7.34% • Tangible book value of $16.45 compared to $17.56 as of 4Q21 further explained on slide 19

Solar Tax-Equity Investments

OVERVIEW OF SOLAR TAX-EQUITY INVESTMENTS

- Immediate realization of tax benefits and subsequent accelerated depreciation of the value of the investment creates volatility in the GAAP and core earnings presentations
- Metrics excluding the impact of tax credits or accelerated depreciation is a meaningful way to evaluate the current performance of the Company and are adjusted in accordance with below
- Steady state income is generally achieved within 4 quarters of initial investment and all investments are net profitable over their lives (generally 5 years)
- We expect more solar tax-equity investment initiatives in the future (not shown in forecast below)

ACTUAL AND PROJECTED SOLAR INCOME[(1)(2)(3)]

$ millions



Actual
Forecast
$0.0
-$3.8
$0.2
-$1.8
$0.2
-$0.8
$0.5
$5.3
$0.3
$0.1
$0.3
-$0.9
$0.3
-$1.3
$1.2
-$3.8
$5.0
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
FY22
FY23-25
Tax credits (accelerated depreciation) on solar investments
Steady state solar income

(1) *Actual 1Q22 results and projected solar income forecasts have been revised modestly since 4Q 2021*
(2) *Balances presented are not tax effected*
(3) *Refer to Reconciliation of Non-GAAP Financial Measures on slides 22-23 for further details on impact to key ratios*

5

Trends 6 KEY FINANCIAL TRENDS THROUGH 1Q22 ($ in millions) (1) Compounded Annual Growth Rate (“CAGR”) (2) See solar tax investment slide 5 for components of income exclusions (3) Mar YTD 2022 earnings are annualized (4) GAAP Pre-tax, pre-provision income was $86.8 million annualized in 2022, $70.4 million in 2021, and $86.7 in 2020, the only years impacted by our solar investments 6.3% CAGR(1) 13.3% CAGR(1) 11.0% CAGR(1) Core Pre-Tax Pre-Provision Earnings(2)(3)(4) excluding tax credits (accelerated depreciation) on solar investments Ending Deposits NPA / Total Assets Loans + PACE $4,105 $4,641 $5,339 $6,356 $6,973 2018 2019 2020 2021 1Q22 1.27% 1.25% 1.38% 0.77% 0.80% 2018 2019 2020 2021 1Q22 $3,211 $3,703 $3,868 $3,905 $4,156 $3,447 $3,277 $3,433 $264 $421 $627 $724 2018 2019 2020 2021 1Q22 $56.2 $69.4 $84.9 $73.3 $87.6 2018 2019 2020 2021 Mar YTD >> 1.6% CAGR(1) (Loans)

Deposit Portfolio 7 TOTAL DEPOSITS ($ in billions) 1Q22 HIGHLIGHTS • Total ending deposits increased $617.2 million compared to 4Q21 due to momentum in political deposits related to upcoming elections, new relationships in core markets, and consumer deposits ◦ Political growth of $159.9 million ◦ Consumer growth of $97.4 million ◦ Commercial growth of $359.9 million • Total average deposits increased $373.0 million • Average non-interest bearing deposits increased $258.6 million, demonstrating steady deposit growth throughout the quarter • Non-interest bearing deposits represented 54% of ending deposits in 1Q22, compared to 52% in 4Q21 $5.6 $5.7 $6.0 $6.3 $6.6 $5.7 $5.9 $6.2 $6.4 $7.0 Average End of Period 1Q21 2Q21 3Q21 4Q21 1Q22

8 HISTORICAL TREND ($ in millions) Political Deposits $271 $419 $511 $579 $775 $1,101 $1,212 $603 $692 $791 $1,015 $990 $1,149 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22

Interest Earning Assets 9 INTEREST EARNING ASSETS OF $7.4B AS OF MARCH 31, 2022 We maintain a diverse, low risk profile of interest earning assets Multifamily & Commercial Real Estate $1.2 B • No fossil fuel exposure • $254mm of government guaranteed loans • $341mm residential solar loans with strong credit profiles • Predominantly NYC properties with low LTV: MF = 53%, CRE = 50% • $994mm agency securities • $1,702mm of non-agency securities • $724mm of PACE securities with low LTV • All non-agency MBS/ABS securities are top of the capital structure • 99% first lien mortgages • Low LTV = 61% • 81%/19% originated to purchased portfolio $7.4B as of 1Q22 Securities $3.4B Cash, Resell Agreements, and Other $0.5B Residential $1.1B Multifamily & Commercial Real Estate $1.2B C&I, Consumer and Other $1.1B

Loans and Held-to-Maturity Securities 10 TOTAL LOANS ($ in millions) HELD-TO-MATURITY SECURITIES ($ in millions) • Total loans increased $158.0 million, or 4.8%, compared to 4Q21 due to new loan originations during the quarter, partially offset by loan payoffs • 1Q22 yield of 3.85%, a decrease of 16 bps compared to 4Q21; adjusted for $1.0 million paid interest on reinstated loan, 4Q21 yield was 3.89% • PACE securities of $723.6 million increased $96.2 million from $627.4 million in 4Q21 1Q22 HIGHLIGHTS $531 $625 $725 $844 $946 $452 $546 $627 $627 $724 $80 $79 $98 $216 $223 4.12% 4.04% 4.05% 4.08% 4.21% 1.79% 1.79% 2.13% 1.69% 2.01% PACE (HTM) Non Pace HTM PACE (HTM) Yield Non-Pace HTM Yield 1Q21 2Q21 3Q21 4Q21 1Q22 $3,223 $3,137 $3,087 $3,277 $3,435 3.83% 3.82% 3.84% 4.01% 3.85% Total Loans, net Loan Yield 1Q21 2Q21 3Q21 4Q21 1Q22

Investment Securities 11 SECURITIES – BOOK VALUE(1) ($ millions) (1) Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale (2) MBS/ABS does not include PACE assessments • Investment Securities totaled $3.4 billion book value for 1Q22 • Securities increased $410.4 million in 1Q22 compared to 4Q21 with continued mix shift toward non-agency partially from PACE assessment growth ◦ Non-agency securities in 1Q22 include $723.6 million of PACE assessments, which are non-rated • 87.8% of all non-agency MBS/ABS securities are AAA rated and 99.5% are A rated or higher(2); all CLO’s are AAA-rated • As of 1Q22 average subordination for the C&I CLOs was 42.1% • 42% of the total securities portfolio (or 54% of the securities portfolio excluding PACE) has a floating rate of interest 1Q22 HIGHLIGHTS $2,199 $2,425 $2,662 $2,946 $3,420 $889 $1,031 $1,164 $1,390 $1,702 $452 $546 $627 $627 $724 $858 $848 $871 $929 $994 4.12% 4.04% 4.05% 4.08% 4.21% 1.71% 1.68% 1.60% 1.57% 1.60% 1.89% 1.86% 1.78% 1.78% 1.96% Non-Agency PACE Agency PACE Yield Agency Yield Non-Agency Yield 1Q21 2Q21 3Q21 4Q21 1Q22

Net Interest Income and Margin 12 NET INTEREST INCOME & MARGIN ($ millions) • Net interest income was $48.4 million, compared to $47.1 million in 4Q21 • 1Q22 NIM at 2.76%; a decrease of 1 bps and 9 bps, compared to 4Q21 and 1Q21, respectively • NIM was negatively impacted by approximately 13 bps due to cash in excess of $100 million on the balance sheet • Loan prepayment penalties favorably impacted NIM by 3 bp in 1Q22, compared to 2 bps and 4 bps in 4Q21 and 1Q21, respectively 1Q22 HIGHLIGHTS $41.8 $42.0 $43.4 $47.1 $48.4 2.85% 2.75% 2.70% 2.77% 2.76% Net Interest Income Net Interest Margin 1Q21 2Q21 3Q21 4Q21 1Q22

Non-Interest Expense and Efficiency 13 NON-INTEREST EXPENSE ($ millions) • Efficiency ratio of 61.7% for 1Q22 • Core efficiency ratio excluding the tax credit or accelerated depreciation impact of our solar tax equity investments of 61.1% for 1Q22(1) • Non-interest expense for 1Q22 was $34.4 million • Non-interest expense for 1Q22 was $0.6 million lower compared to 4Q21, however without the effect of ABOC costs, expenses were flat at $34.0 million quarter over quarter 1Q22 HIGHLIGHTS (1) See non-GAAP disclosures on pages 22-23 (2) Ex-solar is defined as excluding the tax credit or accelerated depreciation impact of our solar tax equity investments $31.7 $31.4 $32.6 $34.0 $34.0 $32.8 $31.4 $33.0 $35.0 $34.4 63.8% 64.4% 64.7% 62.8% 61.1% 71.5% 66.3% 66.0% 59.0% 61.7% Core NIX NIX Core Eff Ratio ex-solar(2) Eff Ratio 1Q21 2Q21 3Q21 4Q21 1Q22

Non-Interest Income 14 NON-INTEREST INCOME ($ millions) • Our trust business held $39.7 billion in assets under custody and $15.1 billion in assets under management, compared to $40.2 billion and $17.3 billion, respectively, in the preceding quarter; this decline was primarily driven by a decrease in fair value due market volatility • Trust fee income is up quarter over quarter, primarily driven by the trade losses incurred in the fourth quarter of 2021 as well as an increase in recordkeeping fees and subadvisory income • Other income is down $0.3 million due to the loss on sale of a HFS loan 1Q22 HIGHLIGHTS (1) Ex-solar is defined as excluding the tax credit or accelerated depreciation impact of our solar tax equity investments $7.8 $7.1 $7.4 $7.1 $7.3 $1.8 $1.5 $1.6 $1.8 $1.4 $3.8 $3.3 $3.4 $2.9 $3.5 $2.2 $2.3 $2.5 $2.4 $2.4 Other income ex-solar (1) Trust fee income Retail banking 1Q21 2Q21 3Q21 4Q21 1Q22

Allowance for Loan Losses 15 ALLOWANCE FOR LOAN LOSSES / TOTAL LOANS ALLOWANCE FOR LOAN LOSSES (ALLL) CHANGE FROM 1Q21 TO 1Q22 ($ millions) • Allowance for loan losses totals $37.5 million as of 1Q22, or $1.6 million higher compared to 4Q21 primarily due to higher loan balances offset by improved loss and qualitative factors as well as improved credit quality 1Q22 HIGHLIGHTS 1.13% 1.20% 1.15% 1.08% 1.08% 1Q21 2Q21 3Q21 4Q21 1Q22 Allowance Waterfall 35.9 3.0 (0.5) (0.4) (0.5) 37.5 12/31/21 Loan Balances Specific Reserves Credit Quality Qualitative Factors 3/31/22

Credit Quality Portfolio 16 NPA / TOTAL ASSETS NCO / AVERAGE LOANS(1) (Quarter trend) 1Q22 HIGHLIGHTS • Nonperforming assets were $61.1 million as of 1Q22, compared to $54.6 million in 4Q21 • Net charge-offs of 0.08% in 1Q22 was 36 bps lower than 4Q21 due to increased charge-off activity in the prior quarter related to our focus on reducing our nonperforming assets • Pass rated loans are 95% of loan portfolio (1) Annualized Criticized and Classified Assets ($ millions) 1.27% 1.08% 0.99% 0.77% 0.80% 1Q21 2Q21 3Q21 4Q21 1Q22 0.20% 0.04% (0.02)% 0.44% 0.08% 1Q21 2Q21 3Q21 4Q21 1Q22 $334 $336 $311 $231 $179 1Q21 2Q21 3Q21 4Q21 1Q22

Returns 17 (1) Refer to Reconciliation of Non-GAAP Financial Measures on slides 22-23 for further details (2) ROAE was 9.1%, 7.6%, 10.3%, 11.2% and 10.3% for 1Q21, 2Q21, 3Q21, 4Q21 and 1Q22, respectively (3) ROATCE was 9.4%, 7.9%, 10.6%, 11.6% and 10.6% for 1Q21, 2Q21, 3Q21, 4Q21 and 1Q22, respectively (4) Ex-solar is defined as excluding the tax credit or accelerated depreciation impact of our solar tax equity investments Core ROAE & Core ROATCE ex-solar (1)(2)(3)(4) 11.9% 8.4% 10.7% 8.9% 10.4% 12.3% 8.7% 11.1% 9.2% 10.7% Core ROAE ex-solar Core ROATCE ex-solar 1Q21 2Q21 3Q21 4Q21 1Q22

Capital 18 TIER 1 LEVERAGE RATIO COMMON EQUITY TIER 1 RATIO • Regulatory capital ratios remained strong ◦ Consolidated Tier 1 leverage ratio of 7.34% as of 1Q22 ◦ Excluding the excess liquidity(1), tier 1 leverage ratio would be 7.84% ◦ Bank Tier 1 leverage ratio of 7.99% as of 1Q22 ◦ Common Equity Tier 1 Capital of 12.36% • Tier 1 leverage ratio was 28 bps lower driven by an increase in average and risk weighted assets coupled with excess cash from strong deposit growth 1Q22 HIGHLIGHTS 8.06% 7.93% 7.85% 7.62% 7.34% 8.35% 8.32% 8.39% 8.26% 7.84% Tier 1 Leverage Leverage Ratio ex-Excess Liquidity 1Q21 2Q21 3Q21 4Q21 1Q22 13.70% 13.63% 13.98% 12.98% 12.36% 1Q21 2Q21 3Q21 4Q21 1Q22 (1) Excess liquidity is defined as cash in excess of $100.0 million

Tangible Book Value 547 14 (2) (3) 1 (46) 51017.56 18.02 17.94 17.85 17.94 17.94 16.45 16.45 12/31/21 Earnings Dividends @ $.08/share Buybacks - APIC Buybacks - Share count Other(1) AFS Mark 3/31/22 TANGIBLE COMMON EQUITY & TANGIBLE BOOK VALUE ($ millions) 1Q22 Summary • TBV decline primarily driven by a $46.3 million decline from the previous quarter in the tax effected AFS mark-to-market adjustment ◦ TBV decline of 6.3% in line with estimated peer averages ◦ AFS mark adjustment considered temporary risk mitigated by our liquidity position • Share repurchases has no dilutive impact as capital usage was offset by outstanding share impact • Dividend Payout Ratio was 17.6% 19 (1) Other includes the effect of stock issuance

2022 Guidance 20 2022 FINANCIAL OUTLOOK - REVISED • Core pre-tax pre-provision earnings(1) from $75 - $85 million to: ◦ $97 - $105 million - includes effect of March 2022 25 bps rate hike ◦ $110 - $120 million - includes effect of forward rate curve through 2022 • Net Interest Income from $184 - $192 million to: ◦ $205 - $215 million - includes effect of March 2022 25 bps rate hike ◦ $220 - $230 million - includes effect of forward rate curve through 2022 2022 INITIATIVES • Invest in lending strategy via personnel, invest in key talent across critical roles • Drive ESG ResponsiFunds and overall profitability of Trust business (1) Excluding the tax credit or accelerated depreciation impact of our solar tax equity investments and any future non-core items

Appendix

Reconciliation of Non-GAAP Financials 22 As of and for the Three Months Ended (in thousands) March 31, 2022 December 31, 2021 March 31, 2021 Core operating revenue Net Interest income (GAAP) $ 48,368 $ 47,081 $ 41,844 Non-interest income 7,422 12,361 4,000 Less: Securities (gain) loss (162) 106 (18) Core operating revenue (non-GAAP) 55,628 59,548 45,826 Less: Tax (credits) depreciation on solar investments (64) (5,337) 3,836 Core operating revenue excluding solar tax impact (non-GAAP) $ 55,564 $ 54,211 $ 49,662 Core non-interest expense Non-interest expense (GAAP) $ 34,397 $ 35,032 $ 32,793 Add: Severance (1) (52) (54) (1,090) Less: ABOC (371) (930) — Core non-interest expense (non-GAAP) $ 33,974 $ 34,048 $ 31,703 Core net income Net Income (GAAP) $ 14,165 $ 15,924 $ 12,189 Less: Securities (gain) loss (162) 106 (18) Add: Severance (1) 52 54 1,090 Add: ABOC 371 930 — Less: Tax on notable items (67) (257) (271) Core net income (non-GAAP) 14,359 16,757 12,990 Less: Tax (credits) depreciation on solar investments (64) (5,337) 3,836 Add: Tax effect of solar income 17 1,259 (973) Core net income excluding solar tax impact (non-GAAP) $ 14,312 $ 12,679 $ 15,853 (1) Salary and COBRA expense reimbursement expense for positions eliminated

Reconciliation of Non-GAAP Financials 23 As of and for the Three Months Ended (in thousands) March 31, 2022 December 31, 2021 March 31, 2021 Tangible common equity Stockholders' equity (GAAP) $ 526,762 $ 563,875 $ 540,222 Less: Minority interest (133) (133) (133) Less: Goodwill (12,936) (12,936) (12,936) Less: Core deposit intangible (3,890) (4,151) (5,057) Tangible common equity (non-GAAP) $ 509,803 $ 546,655 $ 522,096 Average tangible common equity Average stockholders' equity (GAAP) $ 560,391 $ 562,379 $ 542,553 Less: Minority interest (133) (133) (133) Less: Goodwill (12,936) (12,936) (12,936) Less: Core deposit intangible (4,017) (4,299) (5,205) Average tangible common equity (non-GAAP) $ 543,305 $ 545,011 $ 524,279 Core return on average assets Denominator: Total average assets 7,392,771 7,010,890 6,231,998 Core return on average assets (non-GAAP) 0.79% 0.95% 0.85% Core return on average assets excluding solar tax impact (non-GAAP) 0.79% 0.72% 1.03% Core return on average tangible common equity Denominator: Average tangible common equity 543,305 545,011 524,279 Core return on average tangible common equity (non-GAAP) 10.72% 12.20% 10.05% Core return on average tangible common equity excluding solar tax impact (non-GAAP) 10.68% 9.23% 12.27% Core efficiency ratio Numerator: Core non-interest expense (non-GAAP) $ 33,974 $ 34,048 $ 31,703 Core efficiency ratio (non-GAAP) 61.07% 57.18% 69.18% Core efficiency ratio excluding solar tax impact (non-GAAP) 61.14% 62.81% 63.84%

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